Exhibit 23


                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-47515.



                                                  s/ Arthur Andersen LLP


Atlanta, Georgia
March 29, 2000